Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Stacy Feit
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(213) 486-6549

ASHFORD PRIME REPORTS FOURTH QUARTER AND YEAR END 2015 RESULTS

DALLAS, February 25, 2016 — Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the fourth quarter ended December 31, 2015.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of December 31, 2015 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2015, with the fourth quarter ended December 31, 2014 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

OVERVIEW

•                  Focused strategy of investing in luxury hotels in resort and gateway markets

•                  Targets conservative leverage levels of Net Debt/EBITDA of 5.0x or less

•                  Highly-aligned management team and advisory structure

•                  Dividend yield of approximately 4%

FINANCIAL AND OPERATING HIGHLIGHTS

•                  RevPAR for all hotels increased 4.4% to $182.46 during the fourth quarter, driven by a 4.0% increase in ADR and a 0.4% increase in occupancy

•                  Adjusted EBITDA was $19.1 million, which reflected 9% growth over the prior year

•                  Adjusted funds from operations (AFFO) was $0.22 per diluted share for the quarter as compared with $0.21 from the prior-year quarter

•                  On December 21, 2015, the Company announced it had completed the acquisition of the award-winning 180-room Ritz-Carlton St. Thomas for $64 million

•                  Capex invested in the quarter was $5.0 million, bringing the full-year total to $19.3 million.

CAPITAL STRUCTURE

At December 31, 2015, the Company had total assets of $1.4 billion in continuing operations.  As of December 31, 2015, the Company had $840 million of mortgage debt in continuing operations of which $49 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  Ashford Prime’s total combined debt had a blended average interest rate of 4.7%.

On December 21, 2015, the Company announced it had completed the acquisition of the award-winning 180-room Ritz-Carlton St. Thomas for $64 million. The property will continue to be operated as a Ritz-Carlton under a long-term management agreement with Ritz-Carlton. Concurrent with the completion of the acquisition, the Company financed the hotel with a $42 million non-recourse mortgage loan. This loan is interest only and provides for a floating interest rate of LIBOR + 4.95% with a two-year term with three, one-year extension options subject to the satisfaction of certain conditions.

PORTFOLIO REVPAR

As of December 31, 2015, the Ashford Prime portfolio consisted of direct hotel investments with twelve properties classified in continuing operations.

•                  Comparable RevPAR increased 4.4% to $182.46 for all hotels on a 4.0% increase in ADR and a 0.4% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the twelve hotels included in continuing operations are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On December 10, 2015, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.10 per diluted share for the Company’s common stock for the fourth quarter ending December 31, 2015, payable on January 15, 2016, to shareholders of record as of December 31, 2015.  This reflects the Company’s revised cash dividend policy announced on May 13, 2015, when Ashford Prime’s Board of Directors increased its quarterly cash dividend from $0.05 to $0.10 per diluted share for the Company’s common stock, representing a 100% increase.  The Board also approved the dividend policy for 2016, during which the Company expects to pay a quarterly cash dividend of $0.10 per share, or $0.40 per share on an annualized basis, subject to quarterly review.

“We are pleased with our fourth quarter RevPAR performance, which reflected strong contribution from our recently acquired Bardessono property in Napa Valley during our first full quarter of ownership,” commented Monty J. Bennett, Ashford Prime’s Chairman and Chief Executive Officer. “We were also very excited to have completed the acquisition of the Ritz-Carlton St. Thomas which further strengthens the Prime portfolio. We expect this trophy asset to be a significant contributor given that it recently underwent a comprehensive $22 million renovation that is driving strong RevPAR growth and meaningful upside potential.”

Mr. Bennett concluded, “As we continue to execute on our strategy of focusing on high quality luxury assets in resort and gateway markets, the Independent Directors of our board are concurrently actively engaged in a strategic review of the Company in order to maximize value for our shareholders. This comprehensive review comprises exploring a full range of strategic alternatives, including a possible sale of the Company.”

The Independent Directors are in the process of the strategic review, and there can be no assurance that the Company will enter into any transaction at this time or in the future.  The Company does not intend to make any further public comment regarding the review until it has been completed.

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Friday, February 26, 2016, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2308. A replay of the conference call will be available through Friday, March 4, 2016, by dialing (719) 457-0820 and entering the confirmation number, 4881188.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2015 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company’s web site, www.ahpreit.com on Friday, February 26, 2016, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a real estate investment trust (REIT) focused on investing in luxury hotels located in resort and gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this press release include, among others, statements about the implied share price for the Company’s common stock.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	December 31,	December 31,
	2015	2014
ASSETS
Cash and cash equivalents	$105,039	$171,439
Investments in hotel properties, net	1,091,479	990,303
Restricted cash	33,135	29,646
Accounts receivable, net of allowance of $68 and $47, respectively	13,370	12,382
Inventories	1,451	696
Note receivable	8,098	8,098
Deferred costs, net	755	1,204
Prepaid expenses	3,132	2,422
Investment in AIM REHE Fund	48,365	—
Investment in Ashford Inc., at fair value	10,377	—
Derivative assets	753	35
Other assets	2,543	1,193
Intangible asset, net	23,160	2,542
Due from related party, net	371	541
Due from third-party hotel managers	10,722	5,504

Total assets	$1,352,750	$1,226,005

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$835,592	$761,727
Accounts payable and accrued expenses	43,568	29,273
Dividends payable	3,439	1,425
Unfavorable management contract liabilities	158	316
Due to Ashford Trust OP, net	528	896
Due to Ashford Inc.	6,369	2,546
Due to third-party hotel managers	1,158	954
Intangible liability, net	3,682	3,739
Other liabilities	1,181	1,131

Total liabilities	895,675	802,007

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 2,600,000 shares issued and outstanding at December 31, 2015	62,248	—
Redeemable noncontrolling interests in operating partnership	61,781	149,555

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 28,471,775 and 24,464,163 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively	285	245
Additional paid-in capital	438,347	376,869
Accumulated deficit	(99,773)	(98,210)
Total stockholders’ equity of the Company	338,859	278,904
Noncontrolling interest in consolidated entities	(5,813)	(4,461)

Total equity	333,046	274,443

Total liabilities and equity	$1,352,750	$1,226,005

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
REVENUE
Rooms	$62,575	$55,011	$255,443	$226,495
Food and beverage	21,526	18,366	79,894	67,854
Other	4,023	3,350	14,061	12,844

Total hotel revenue	88,124	76,727	349,398	307,193
Other	36	24	147	115

Total revenue	88,160	76,751	349,545	307,308

EXPENSES
Hotel operating expenses
Rooms	14,446	13,072	56,341	51,636
Food and beverage	14,609	11,920	53,535	44,297
Other expenses	24,337	20,515	93,742	80,593
Management fees	3,485	3,117	14,049	12,525

Total hotel operating expenses	56,877	48,624	217,667	189,051

Property taxes, insurance and other	4,736	4,047	18,517	16,174
Depreciation and amortization	11,440	10,550	43,824	40,686
Advisory services fee:
Base advisory fee	2,135	2,281	8,648	8,739
Incentive fee	3,822	—	3,822	—
Reimbursable expenses	411	433	1,827	1,690
Non-cash stock/unit-based compensation	1,745	564	3,592	2,105

Transaction costs	283	—	538	1,871
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	—	254	246
Other general and administrative	1,324	789	4,880	2,996

Total operating expenses	82,773	67,288	303,569	263,558

OPERATING INCOME	5,387	9,463	45,976	43,750

Equity in earnings (loss) of unconsolidated entity	1,292	—	(2,927)	—
Interest income	13	7	34	27
Other income	—	—	1,233	—
Interest expense	(9,029)	(9,372)	(35,254)	(37,203)
Amortization of loan costs	(740)	(500)	(2,575)	(1,828)
Write-off of loan costs and exit fees	—	—	(54)	—
Unrealized loss on investments	(1,988)	—	(7,609)	—
Unrealized loss on derivatives	(1,151)	(48)	(3,252)	(111)

INCOME (LOSS) BEFORE INCOME TAXES	(6,216)	(450)	(4,428)	4,635
Income tax (expense) benefit	108	(475)	(263)	(1,097)

NET INCOME (LOSS)	(6,108)	(925)	(4,691)	3,538
Income from consolidated entities attributable to noncontrolling interest	(1,346)	(1,844)	(2,414)	(1,103)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,064	717	393	(496)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(6,390)	(2,052)	(6,712)	1,939
Preferred dividends	(893)	—	(1,986)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,283)	$(2,052)	$(8,698)	$1,939

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:

Net income (loss) attributable to common stockholders	$(0.26)	$(0.08)	$(0.34)	$0.08

Weighted average common shares outstanding — basic	28,331	24,954	25,888	24,473

Diluted:

Net income (loss) attributable to common stockholders	$(0.26)	$(0.08)	$(0.34)	$0.07

Weighted average common shares outstanding — diluted	28,331	24,954	25,888	33,325

Dividends declared per common share:	$0.10	$0.05	$0.35	$0.20

Amounts attributable to common stockholders:
Net income (loss) attributable to the Company	$(6,390)	$(2,052)	$(6,712)	$1,939
Preferred dividends	(893)	—	(1,986)	—
Net income (loss) attributable to common stockholders	$(7,283)	$(2,052)	$(8,698)	$1,939

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014

Net income (loss)	$(6,108)	$(925)	$(4,691)	$3,538
Income from consolidated entities attributable to noncontrolling interest	(1,346)	(1,844)	(2,414)	(1,103)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,064	717	393	(496)
Net income (loss) attributable to the Company	(6,390)	(2,052)	(6,712)	1,939

Interest income	(13)	(7)	(34)	(26)
Interest expense and amortization of loan costs	9,385	9,452	36,309	37,188
Depreciation and amortization	10,729	9,778	40,950	37,493
Income tax expense	(108)	475	263	1,097
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,064)	(717)	(393)	496

EBITDA available to the Company and OP unitholders	12,539	16,929	70,383	78,187

Amortization of unfavorable management contract liabilities	(39)	(39)	(158)	(158)
Write-off of loan costs and exit fees	—	—	54	—
Transaction costs	378	—	633	1,871
Gain on insurance settlements	(21)	(23)	(21)	(23)
Unrealized loss on investments	1,988	—	7,609	—
Unrealized loss on derivatives	1,151	48	3,248	111
Other income (1)	—	—	(1,233)	—
Compensation adjustment related to modified employment terms	—	—	—	573
Non-cash, non-employee stock/unit-based compensation	1,745	560	3,846	1,778
Strategic alternatives and other costs	61	—	973	—
Advisory services incentive fee (2)	2,548	—	2,548	—
Company’s portion of unrealized (gain) loss of AIM REHE Fund	(1,292)	—	2,927	—
Adjusted EBITDA available to the Company and OP unitholders	$19,058	$17,475	$90,809	$82,339

NOTES:

(1)    Other income, primarily consisting of net realized gain on marketable securities is excluded from Adjusted EBITDA.

(2)    The incentive fee is payable to Ashford Inc. in three annual installments. The deferred portion related to the second and third payments is excluded from Adjusted EBITDA on this schedule and will be included in future periods.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014

Net income (loss)	$(6,108)	$(925)	$(4,691)	$3,538
Income from consolidated entities attributable to noncontrolling interest	(1,346)	(1,844)	(2,414)	(1,103)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,064	717	393	(496)
Preferred dividends	(893)	—	(1,986)	—
Net income (loss) attributable to common stockholders	(7,283)	(2,052)	(8,698)	1,939

Depreciation and amortization on real estate	10,729	9,778	40,950	37,493
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,064)	(717)	(393)	496

FFO available to common stockholders and OP unitholders	2,382	7,009	31,859	39,928

Preferred dividends	893	—	1,986	—
Unrealized loss on investments	1,988	—	7,609	—
Unrealized loss on derivatives	1,151	48	3,248	111
Other income (1)	—	—	(1,233)	—
Transaction costs	378	—	633	1,871
Gain on insurance settlements	(21)	(23)	(21)	(23)
Strategic alternatives and other costs	61	—	973	—
Compensation adjustment related to modified employment terms	—	—	—	573
Write-off of loan costs and exit fees	—	—	54	—
Advisory services incentive fee (2)	2,548	—	2,548	—
Company’s portion of unrealized (gain) loss of AIM REHE Fund	(1,292)	—	2,927	—

Adjusted FFO available to the Company and OP unitholders	$8,088	$7,034	$50,583	$42,460

Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.22	$0.21	$1.46	$1.27

Weighted average diluted shares	36,091	34,068	34,542	33,421

NOTES:

(1)    Other income, primarily consisting of net realized gain/loss on marketable securities is excluded from Adjusted FFO.

(2)    The incentive fee is payable to Ashford Inc. in three annual installments. The deferred portion related to the second and third payments is excluded from Adjusted FFO on this schedule and will be included in future periods.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

DECEMBER 31, 2015

(dollars in thousands)

(unaudited)

							Comparable	Comparable
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA (5)	Debt Yield

GACC Sofitel - 1 hotel	March 2016	LIBOR + 2.30%	$—	$80,000	(3)	$80,000	$8,360	10.5%
Senior credit facility - Various	November 2016	LIBOR + 2.25% to 3.75%	—	—	(1)	—	N/A	N/A
Credit Agricole Pier House - 1 hotel	March 2017	LIBOR + 2.25% to 2.50%	—	70,000	(2)	70,000	9,728	13.9%
Wachovia Philly CY - 1 hotel	April 2017	5.91%	33,381	—		33,381	12,518	37.5%
Wachovia 3 - 2 hotels	April 2017	5.95%	122,374	—		122,374	20,249	16.5%
Wachovia 7 - 3 hotels	April 2017	5.95%	249,020	—		249,020	31,582	12.7%
Column Financial - 1 hotel	December 2017	LIBOR + 4.95%	—	40,000	(3)	40,000	3,845	9.6%
Apollo - 1 hotel	December 2017	LIBOR + 4.95%	—	42,000	(3)	42,000	9,156	21.8%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	195,359	(4)	195,359	27,818	14.2%

Total			$412,873	$427,359		$840,232	$123,256	14.7%

Percentage			49.1%	50.9%		100.0%

Weighted average interest rate			6.08%	3.39%		4.71%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1) This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2) On March 7, 2015, we refinanced our $69.0 million mortgage loan due September 2015 with a $70.0 million loan due March 2017 with three one-year extension options.  The new loan provides for a floating interest rate of LIBOR + 2.25%.

(3) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.

(4) This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.

(5) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

DECEMBER 31, 2015

(in thousands)

(unaudited)

	2016	2017	2018	2019	2020	Thereafter	Total

Senior credit facility - Various	$—	$—	$—	$—	$—	$—	$—
Wachovia Philly CY - 1 hotel	—	32,532	—	—	—	—	32,532
Wachovia 3 - 2 hotels	—	119,245	—	—	—	—	119,245
Wachovia 7 - 3 hotels	—	242,202	—	—	—	—	242,202
TIF Philly CY - 1 hotel	—	—	8,098	—	—	—	8,098
GACC Sofitel - 1 hotel	—	—	—	80,000	—	—	80,000
Credit Agricole Pier House - 1 hotel	—	—	—	—	70,000	—	70,000
Column Financial - 1 hotel	—	—	—	—	40,000	—	40,000
Apollo - 1 hotel	—	—	—	—	42,000	—	42,000
Aareal - 2 hotels	—	—	—	—	—	177,486	177,486

Principal due in future periods	$—	$393,979	$8,098	$80,000	$152,000	$177,486	$811,563

Scheduled amortization payments remaining	8,856	7,526	2,939	3,120	3,312	2,916	28,669

Total indebtedness	$8,856	$401,505	$11,037	$83,120	$155,312	$180,402	$840,232

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

	Three Months Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition (A)	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance

ALL HOTELS:
Rooms revenue (in thousands)	$62,575	$3,765	$66,340	$55,011	$8,488	$63,499	4.47%
RevPAR	$178.74	$278.91	$182.46	$161.30	$381.27	$174.78	4.39%
Occupancy	78.59%	72.02%	78.34%	79.01%	62.98%	78.03%	0.40%
ADR	$227.45	$387.25	$232.91	$204.15	$605.41	$224.00	3.98%

	Year Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition (A)	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance

ALL HOTELS:
Rooms revenue (in thousands)	$255,443	$32,154	$287,597	$226,495	$41,250	$267,745	7.41%
RevPAR	$186.76	$432.43	$199.43	$171.37	$346.29	$185.83	7.32%
Occupancy	82.32%	79.67%	82.19%	81.62%	70.12%	80.67%	1.88%
ADR	$226.87	$542.81	$242.66	$209.96	$493.85	$230.36	5.34%

NOTES:

(1)

The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

FOOTNOTES:
(A)

These amounts include immaterial comparability adjustments to conform the Company’s 2014 actual amounts to the industry’s Uniform System of Accounts for the Lodging Industry Eleventh Revised Edition, which became effective January 1, 2015.

 ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

 HOTEL EBITDA

 (dollars in thousands)

 (unaudited)

	Three Months Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition (A)	Comparable	Comparable
ALL HOTELS:	2015	2015	2015	2014	2014	2014	% Variance
REVENUE
Rooms	$62,575	$3,765	$66,340	$55,011	$8,488	$63,499	4.5%
Food and beverage	21,526	2,537	24,063	18,366	4,638	23,004	4.6%
Other	4,023	1,404	5,427	3,350	2,082	5,432	-0.1%
Total hotel revenue	88,124	7,706	95,830	76,727	15,208	91,935	4.2%

EXPENSES
Rooms	$14,446	$1,322	$15,768	$13,072	$2,027	$15,099	4.4%
Food and beverage	14,609	2,495	17,104	11,920	4,656	16,576	3.2%
Other direct	1,365	747	2,112	1,459	772	2,231	-5.3%
Other indirect	21,086	3,019	24,105	17,789	5,655	23,444	2.8%
Management fees, includes base and incentive fees	4,849	(42)	4,807	3,895	446	4,341	10.7%
Total hotel operating expenses	56,355	7,541	63,896	48,135	13,556	61,691	3.6%
Property taxes, insurance, and other	4,740	166	4,906	4,065	372	4,437	10.6%
HOTEL EBITDA	27,029	$(1)	27,028	24,527	1,280	25,807	4.7%
Hotel EBITDA Margin	30.67%	-0.01%	28.20%	31.52%	8.42%	28.07%	0.13%

Minority interest in earnings of consolidated joint ventures	1,339		1,339	1,427		1,427	-6.2%
HOTEL EBITDA
excluding minority interest in joint ventures	$25,690	$(1)	$25,689	$23,100	$1,281	$24,380	5.4%

	Year Ended
	December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition (A)	Comparable	Comparable
ALL HOTELS:	2015	2015	2015	2014	2014	2014	% Variance
REVENUE
Rooms	$255,443	$32,154	$287,597	$226,495	$41,250	$267,745	7.4%
Food and beverage	79,894	16,336	96,230	67,854	22,814	90,667	6.1%
Other	14,061	8,695	22,756	12,844	9,600	22,444	1.4%
Total hotel revenue	349,398	57,185	406,583	307,193	73,664	380,856	6.8%

EXPENSES
Rooms	$56,341	$8,882	$65,223	$51,636	$9,858	$61,494	6.1%
Food and beverage	53,535	14,614	68,149	44,297	20,751	65,048	4.8%
Other direct	4,476	3,957	8,433	5,466	3,803	9,269	-9.0%
Other indirect	80,211	17,853	98,064	68,420	24,479	92,898	5.6%
Management fees, includes base and incentive fees	21,847	1,869	23,716	17,924	2,280	20,204	17.4%
Total hotel operating expenses	216,410	47,175	263,585	187,743	61,171	248,913	5.9%
Property taxes, insurance, and other	18,453	1,289	19,742	16,163	2,214	18,377	7.4%
HOTEL EBITDA	114,535	8,721	123,256	103,287	10,279	113,566	8.5%
Hotel EBITDA Margin	32.78%	15.25%	30.32%	33.62%	13.95%	29.82%	0.50%

Minority interest in earnings of consolidated joint ventures	6,954		6,954	6,531		6,531	6.5%
HOTEL EBITDA
excluding minority interest in joint ventures	$107,581	$8,721	$116,302	$96,756	$10,279	$107,035	8.7%

NOTES:

(1)             The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)             All pre-acquisition information was obtained from the prior owner.  The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

(3)             See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

FOOTNOTES:

(A)           These amounts include immaterial comparability adjustments to conform the Company’s 2014 actual amounts to the industry’s Uniform System of Accounts for the Lodging Industry Eleventh Revised Edition, which became effective January 1, 2015.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE PROPERTIES INCLUDED IN THE ASHFORD PRIME PORTFOLIO:

	Three Months Ended December 31, 2015
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition (A)	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$8,738	$—	$8,738	$8,795	$(64)	$8,731	0.08%
Total Hotel Revenue	$12,440	$—	$12,440	$12,272	$299	$12,571	-1.04%
Hotel EBITDA	$3,033	$—	$3,033	$3,549	$—	$3,549	-14.54%
Hotel EBITDA Margin	24.38%	—	24.38%	28.92%	—	28.23%	-3.85%
Selected Operating Information:
RevPAR	$172.70	$—	$172.70	$174.77	$(1.28)	$173.49	-0.46%
Occupancy	79.48%	—	79.48%	81.58%	—	81.58%	-2.57%
ADR	$217.29	$—	$217.29	$214.25	$(1.57)	$212.68	2.17%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$5,072	$—	$5,072	$4,734	$(3)	$4,731	7.21%
Total Hotel Revenue	$9,266	$—	$9,266	$8,546	$215	$8,761	5.76%
Hotel EBITDA	$2,321	$—	$2,321	$2,161	$—	$2,161	7.40%
Hotel EBITDA Margin	25.05%	—	25.05%	25.29%	—	24.67%	0.38%
Selected Operating Information:
RevPAR	$139.93	$—	$139.93	$130.60	$(0.09)	$130.51	7.22%
Occupancy	83.68%	—	83.68%	84.67%	—	84.67%	-1.17%
ADR	$167.22	$—	$167.22	$154.24	$(0.11)	$154.13	8.49%

CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$6,605	$—	$6,605	$7,144	$—	$7,144	-7.54%
Total Hotel Revenue	$9,350	$—	$9,350	$10,303	$—	$10,303	-9.25%
Hotel EBITDA	$2,093	$—	$2,093	$2,899	$—	$2,899	-27.80%
Hotel EBITDA Margin	22.39%	—	22.39%	28.14%	—	28.14%	-5.75%
Selected Operating Information:
RevPAR	$173.00	$—	$173.00	$187.11	$—	$187.11	-7.54%
Occupancy	77.84%	—	77.84%	78.81%	—	78.81%	-1.22%
ADR	$222.24	$—	$222.24	$237.43	$—	$237.43	-6.40%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$3,290	$—	$3,290	$—	$3,107	$3,107	5.89%
Total Hotel Revenue	$4,740	$—	$4,740	$—	$4,390	$4,390	7.97%
Hotel EBITDA	$1,193	$—	$1,193	$—	$902	$902	32.23%
Hotel EBITDA Margin	25.17%	—	25.17%	—	20.55%	20.55%	4.62%
Selected Operating Information:
RevPAR	$576.80	$—	$576.80	$—	$544.79	$544.79	5.88%
Occupancy	77.98%	—	77.98%	—	77.28%	77.28%	0.91%
ADR	$739.68	$—	$739.68	$—	$704.96	$704.96	4.92%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$4,581	$—	$4,581	$4,203	$—	$4,203	8.99%
Total Hotel Revenue	$5,691	$—	$5,691	$5,365	$—	$5,365	6.08%
Hotel EBITDA	$2,384	$—	$2,384	$2,234	$—	$2,234	6.71%
Hotel EBITDA Margin	41.89%	—	41.89%	41.64%	—	41.64%	0.25%
Selected Operating Information:
RevPAR	$350.64	$—	$350.64	$321.70	$—	$321.70	9.00%
Occupancy	89.11%	—	89.11%	86.28%	—	86.28%	3.27%
ADR	$393.50	$—	$393.50	$372.84	$—	$372.84	5.54%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$6,731	$—	$6,731	$6,355	$—	$6,355	5.92%
Total Hotel Revenue	$8,310	$—	$8,310	$7,867	$77	$7,944	4.61%
Hotel EBITDA	$3,252	$—	$3,252	$2,966	$—	$2,966	9.64%
Hotel EBITDA Margin	39.13%	—	39.13%	37.70%	—	37.34%	1.80%
Selected Operating Information:
RevPAR	$146.62	$—	$146.62	$138.42	$—	$138.42	5.92%
Occupancy	80.63%	—	80.63%	79.89%	—	79.89%	0.93%
ADR	$181.85	$—	$181.85	$173.27	$—	$173.27	4.95%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$4,811	$—	$4,811	$4,404	$—	$4,404	9.24%
Total Hotel Revenue	$7,858	$—	$7,858	$7,500	$180	$7,680	2.32%
Hotel EBITDA	$2,568	$—	$2,568	$2,556	$—	$2,556	0.47%
Hotel EBITDA Margin	32.68%	—	32.68%	34.08%	—	33.28%	-0.60%
Selected Operating Information:
RevPAR	$129.44	$—	$129.44	$118.49	$—	$118.49	9.24%
Occupancy	66.92%	—	66.92%	66.22%	—	66.22%	1.06%
ADR	$193.43	$—	$193.43	$178.93	$—	$178.93	8.11%

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

Continued

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE PROPERTIES INCLUDED IN THE ASHFORD PRIME PORTFOLIO:

	Three Months Ended December 31, 2015
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition (A)	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$8,252	$—	$8,252	$8,355	$—	$8,355	-1.23%
Total Hotel Revenue	$9,653	$—	$9,653	$9,698	$62	$9,760	-1.10%
Hotel EBITDA	$3,013	$—	$3,013	$3,131	$—	$3,131	-3.77%
Hotel EBITDA Margin	31.21%	—	31.21%	32.29%	—	32.08%	-0.87%
Selected Operating Information:
RevPAR	$221.48	$—	$221.48	$224.22	$—	$224.22	-1.22%
Occupancy	86.25%	—	86.25%	89.55%	—	89.55%	-3.68%
ADR	$256.79	$—	$256.79	$250.39	$—	$250.39	2.55%

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$2,807	$—	$2,807	$2,690	$—	$2,690	4.35%
Total Hotel Revenue	$3,382	$—	$3,382	$3,181	$7	$3,188	6.09%
Hotel EBITDA	$1,328	$—	$1,328	$1,259	$—	$1,259	5.48%
Hotel EBITDA Margin	39.27%	—	39.27%	39.58%	—	39.49%	-0.23%
Selected Operating Information:
RevPAR	$122.07	$—	$122.07	$116.96	$—	$116.96	4.37%
Occupancy	74.76%	—	74.76%	74.26%	—	74.26%	0.68%
ADR	$163.27	$—	$163.27	$157.51	$—	$157.51	3.66%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$5,550	$—	$5,550	$5,050	$—	$5,050	9.90%
Total Hotel Revenue	$8,033	$—	$8,033	$6,969	$116	$7,085	13.38%
Hotel EBITDA	$2,919	$—	$2,919	$2,521	$—	$2,521	15.79%
Hotel EBITDA Margin	36.34%	—	36.34%	36.17%	—	35.58%	0.76%
Selected Operating Information:
RevPAR	$168.50	$—	$168.50	$153.33	$—	$153.33	9.89%
Occupancy	76.52%	—	76.52%	72.33%	—	72.33%	5.78%
ADR	$220.21	$—	$220.21	$211.98	$—	$211.98	3.88%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$2,642	$3,765	$6,407	$—	$5,449	$5,449	17.58%
Total Hotel Revenue	$3,884	$7,706	$11,590	$—	$9,729	$9,729	19.13%
Hotel EBITDA	$1,489	$(1)	$1,488	$—	$378	$378	293.62%
Hotel EBITDA Margin	38.34%	-0.01%	12.84%	—	3.89%	3.89%	8.95%
Selected Operating Information:
RevPAR	$863.30	$278.91	$386.89	$—	$329.02	$329.02	17.59%
Occupancy	73.17%	72.02%	72.23%	—	58.05%	58.05%	24.44%
ADR	$1,179.85	$387.25	$535.61	$—	$566.80	$566.80	-5.50%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$3,495	$—	$3,495	$3,282	$—	$3,282	6.49%
Total Hotel Revenue	$5,517	$—	$5,517	$5,026	$132	$5,158	6.96%
Hotel EBITDA	$1,436	$—	$1,436	$1,251	$—	$1,251	14.79%
Hotel EBITDA Margin	26.03%	—	26.03%	24.89%	—	24.25%	1.78%
Selected Operating Information:
RevPAR	$129.65	$—	$129.65	$121.74	$—	$121.74	6.50%
Occupancy	74.55%	—	74.55%	77.17%	—	77.17%	-3.40%
ADR	$173.90	$—	$173.90	$157.75	$—	$157.75	10.24%

PRIME PROPERTIES TOTAL (12)
Selected Financial Information:
Rooms Revenue	$62,575	$3,765	$66,340	$55,011	$8,488	$63,499	4.47%
Total Hotel Revenue	$88,124	$7,706	$95,830	$76,727	$15,208	$91,935	4.24%
Hotel EBITDA	$27,029	$(1)	$27,028	$24,527	$1,280	$25,807	4.73%
Hotel EBITDA Margin	30.67%	-0.01%	28.20%	31.52%	8.42%	28.07%	0.13%
Selected Operating Information:
RevPAR	$178.74	$278.91	$182.46	$161.30	$381.27	$174.78	4.39%
Occupancy	78.59%	72.02%	78.34%	79.01%	62.98%	78.03%	0.40%
ADR	$227.45	$387.25	$232.91	$204.15	$605.41	$224.00	3.98%

NOTES:

(1)             The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)             All pre-acquisition information was obtained from the prior owner.  The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

(3)             See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

FOOTNOTES:

(A)           These amounts include immaterial comparability adjustments to conform the Company’s 2014 actual amounts to the industry’s Uniform System of Accounts for the Lodging Industry Eleventh Revised Edition, which became effective January 1, 2015.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED  FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE PROPERTIES INCLUDED IN THE ASHFORD PRIME PORTFOLIO:

	Year Ended December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition (A)	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$38,045	$—	$38,045	$37,060	$(239)	$36,820	3.33%
Total Revenue	$54,423	$—	$54,423	$50,920	$1,207	$52,127	4.40%
Hotel EBITDA	$15,297	$—	$15,297	$15,183	$—	$15,183	0.75%
Hotel EBITDA Margin	28.11%	—	28.11%	29.82%	—	29.13%	-1.02%
Selected Operating Information:
RevPAR	$189.88	$—	$189.88	$186.11	$(1.20)	$184.91	2.69%
Occupancy	85.43%	—	85.43%	84.76%	—	84.76%	0.79%
ADR	$222.26	$—	$222.26	$219.56	$(1.42)	$218.15	1.88%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$23,463	$—	$23,463	$21,673	$(99)	$21,574	8.76%
Total Revenue	$40,541	$—	$40,541	$36,393	$794	$37,187	9.02%
Hotel EBITDA	$12,521	$—	$12,521	$10,942	$—	$10,942	14.43%
Hotel EBITDA Margin	30.88%	—	30.88%	30.07%	—	29.42%	1.46%
Selected Operating Information:
RevPAR	$163.15	$—	$163.15	$150.71	$(0.69)	$150.02	8.75%
Occupancy	85.35%	—	85.35%	84.50%	—	84.50%	1.00%
ADR	$191.16	$—	$191.16	$178.35	$(0.81)	$177.54	7.67%

CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$26,980	$—	$26,980	$25,534	$1,834	$27,368	-1.42%
Total Revenue	$37,322	$—	$37,322	$36,635	$3,130	$39,765	-6.14%
Hotel EBITDA	$8,360	$—	$8,360	$11,334	$(428)	$10,906	-23.34%
Hotel EBITDA Margin	22.40%	—	22.40%	30.94%	-13.67%	27.43%	-5.03%
Selected Operating Information:
RevPAR	$178.11	$—	$178.11	$197.84	$81.87	$180.68	-1.42%
Occupancy	80.03%	—	80.03%	84.21%	58.81%	80.45%	-0.53%
ADR	$222.55	$—	$222.55	$234.93	$139.20	$224.57	-0.90%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$6,855	$5,914	$12,769	$—	$12,124	$12,124	5.32%
Total Revenue	$9,684	$8,806	$18,490	$—	$17,212	$17,212	7.43%
Hotel EBITDA	$2,791	$1,054	$3,845	$—	$3,733	$3,733	3.00%
Hotel EBITDA Margin	28.82%	11.97%	20.80%	—	21.69%	21.69%	-0.89%
Selected Operating Information:
RevPAR	$628.17	$504.69	$564.23	$—	$535.76	$535.76	5.31%
Occupancy	79.69%	77.82%	78.72%	—	79.09%	79.09%	-0.46%
ADR	$788.25	$648.53	$716.73	$—	$677.44	$677.44	5.80%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$18,549	$—	$18,549	$13,877	$3,416	$17,293	7.26%
Total Revenue	$23,192	$—	$23,192	$17,669	$4,260	$21,929	5.76%
Hotel EBITDA	$9,728	$—	$9,728	$6,701	$1,938	$8,639	12.61%
Hotel EBITDA Margin	41.95%	—	41.95%	37.93%	45.49%	39.40%	2.55%
Selected Operating Information:
RevPAR	$357.88	$—	$357.88	$319.37	$407.75	$333.66	7.26%
Occupancy	90.15%	—	90.15%	85.18%	93.63%	86.55%	4.16%
ADR	$396.99	$—	$396.99	$374.92	$435.51	$385.52	2.98%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$26,461	$—	$26,461	$23,997	$—	$23,997	10.27%
Total Revenue	$32,044	$—	$32,044	$29,379	$273	$29,652	8.07%
Hotel EBITDA	$12,518	$—	$12,518	$11,312	$(1)	$11,311	10.67%
Hotel EBITDA Margin	39.07%	—	39.07%	38.50%	—	38.15%	0.92%
Selected Operating Information:
RevPAR	$145.28	$—	$145.28	$131.81	$—	$131.81	10.22%
Occupancy	82.62%	—	82.62%	79.40%	—	79.40%	4.05%
ADR	$175.85	$—	$175.85	$166.01	$—	$166.01	5.93%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$20,263	$—	$20,263	$18,222	$—	$18,222	11.20%
Total Revenue	$32,033	$—	$32,033	$28,879	$594	$29,473	8.69%
Hotel EBITDA	$11,087	$—	$11,087	$9,876	$—	$9,876	12.26%
Hotel EBITDA Margin	34.61%	—	34.61%	34.20%	—	33.51%	1.10%
Selected Operating Information:
RevPAR	$137.41	$—	$137.41	$123.57	$—	$123.57	11.20%
Occupancy	71.03%	—	71.03%	69.12%	—	69.12%	2.76%
ADR	$193.45	$—	$193.45	$178.78	$—	$178.78	8.21%

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED  FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

Continued

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY FOR THE TWELVE PROPERTIES INCLUDED IN THE ASHFORD PRIME PORTFOLIO:

	Year Ended December 31,
	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition (A)	Comparable	Comparable
	2015	2015	2015	2014	2014	2014	% Variance

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$35,988	$—	$35,988	$33,984	$—	$33,984	5.90%
Total Revenue	$41,938	$—	$41,938	$39,148	$238	$39,386	6.48%
Hotel EBITDA	$13,688	$—	$13,688	$13,065	$1	$13,066	4.76%
Hotel EBITDA Margin	32.64%	—	32.64%	33.37%	—	33.17%	-0.54%
Selected Operating Information:
RevPAR	$243.45	$—	$243.45	$229.90	$—	$229.90	5.89%
Occupancy	91.10%	—	91.10%	89.89%	—	89.89%	1.34%
ADR	$267.24	$—	$267.24	$255.75	$—	$255.75	4.49%

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$14,153	$—	$14,153	$13,194	$—	$13,194	7.27%
Total Revenue	$16,259	$—	$16,259	$15,339	$36	$15,375	5.75%
Hotel EBITDA	$6,561	$—	$6,561	$6,209	$—	$6,209	5.67%
Hotel EBITDA Margin	40.35%	—	40.35%	40.48%	—	40.38%	-0.03%
Selected Operating Information:
RevPAR	$155.10	$—	$155.10	$144.59	$—	$144.59	7.27%
Occupancy	79.39%	—	79.39%	80.35%	—	80.35%	-1.19%
ADR	$195.37	$—	$195.37	$179.94	$—	$179.94	8.57%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$27,419	$—	$27,419	$25,044	$—	$25,044	9.48%
Total Revenue	$36,144	$—	$36,144	$32,103	$399	$32,502	11.21%
Hotel EBITDA	$14,640	$—	$14,640	$13,016	$—	$13,016	12.48%
Hotel EBITDA Margin	40.50%	—	40.50%	40.54%	—	40.05%	0.46%
Selected Operating Information:
RevPAR	$209.84	$—	$209.84	$191.66	$—	$191.66	9.49%
Occupancy	82.22%	—	82.22%	79.67%	—	79.67%	3.20%
ADR	$255.20	$—	$255.20	$240.56	$—	$240.56	6.09%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$2,642	$26,240	$28,882	$—	$24,213	$24,213	19.28%
Total Revenue	$3,884	$48,379	$52,263	$—	$45,033	$45,033	16.05%
Hotel EBITDA	$1,489	$7,667	$9,156	$—	$5,036	$5,036	81.80%
Hotel EBITDA Margin	38.34%	15.85%	17.52%	—	11.18%	11.18%	6.34%
Selected Operating Information:
RevPAR	$863.30	$418.91	$439.61	$—	$368.54	$368.54	19.28%
Occupancy	73.17%	80.01%	79.69%	—	67.89%	67.89%	17.38%
ADR	$1,179.85	$523.57	$551.63	$—	$542.82	$542.82	1.62%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$14,625	$—	$14,625	$13,910	$—	$13,910	5.14%
Total Revenue	$21,934	$—	$21,934	$20,726	$492	$21,218	3.37%
Hotel EBITDA	$5,855	$—	$5,855	$5,649	$—	$5,649	3.65%
Hotel EBITDA Margin	26.69%	—	26.69%	27.26%	—	26.62%	0.07%
Selected Operating Information:
RevPAR	$136.75	$—	$136.75	$130.07	$—	$130.07	5.14%
Occupancy	77.96%	—	77.96%	80.38%	—	80.38%	-3.00%
ADR	$175.40	$—	$175.40	$161.82	$—	$161.82	8.39%

PRIME PROPERTIES TOTAL (12)
Selected Financial Information:
Rooms Revenue	$255,443	$32,154	$287,597	$226,495	$41,250	$267,745	7.41%
Total Hotel Revenue	$349,398	$57,185	$406,583	$307,193	$73,663	$380,856	6.76%
Hotel EBITDA	$114,535	$8,721	$123,256	$103,287	$10,279	$113,566	8.53%
Hotel EBITDA Margin	32.78%	15.25%	30.31%	33.62%	13.95%	29.82%	0.50%
Selected Operating Information:
RevPAR	$186.76	$432.43	$199.43	$171.37	$346.29	$185.83	7.32%
Occupancy	82.32%	79.67%	82.19%	81.62%	70.12%	80.67%	1.88%
ADR	$226.87	$542.81	$242.66	$209.96	$493.85	$230.36	5.34%

NOTES:

(1)             The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)             All pre-acquisition information was obtained from the prior owner.  The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

(3)             See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

FOOTNOTES:

(A)           These amounts include immaterial comparability adjustments to conform the Company’s 2014 actual amounts to the industry’s Uniform System of Accounts for the Lodging Industry Eleventh Revised Edition, which became effective January 1, 2015.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING SEASONALITY TABLE REFLECTS THE TWELVE HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AT DECEMBER 31, 2015:

	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable	Actual	Pre-acquisition	Comparable
	2015	2015	2015	2015	2015	2015	2015	2015	2015	2015	2015	2015
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter

Total Hotel Revenue	$88,124	$7,706	$95,830	$90,725	$10,597	$101,322	$92,800	$18,719	$111,519	$77,749	$20,163	$97,912
Hotel EBITDA	$27,029	$(1)	$27,028	$30,081	$774	$30,855	$33,902	$3,457	$37,359	$23,523	$4,491	$28,014
Hotel EBITDA Margin	30.67%	-0.01%	28.20%	33.16%	7.30%	30.45%	36.53%	18.47%	33.50%	30.26%	22.27%	28.61%

EBITDA % of Total TTM	23.6%	0.0%	21.9%	26.3%	8.9%	25.0%	29.6%	39.6%	30.3%	20.5%	51.5%	22.7%

JV Interests in EBITDA	$1,339	$—	$1,339	$1,427	$—	$1,427	$2,513	$—	$2,513	$1,675	$—	$1,675

	Actual	Pre-acquisition	Comparable
	2015	2015	2015
	TTM	TTM	TTM

Total Hotel Revenue	$349,398	$57,185	$406,583
Hotel EBITDA	$114,535	$8,721	$123,256
Hotel EBITDA Margin	32.78%	15.25%	30.32%

EBITDA % of Total TTM	100.0%	100.0%	100.0%

JV Interests in EBITDA	$6,954	$—	$6,954

NOTES:

(1)         The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)         All pre-acquisition information was obtained from the prior owner.  The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

(3)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

DECEMBER 31, 2015

(in thousands, except share price)

(unaudited)

December 31,
2015
End of quarter common shares outstanding	28,472
Partnership units outstanding (common stock equivalents)	4,375
Combined common shares and partnership units outstanding	32,847
Common stock price at quarter end	$14.50
Market capitalization at quarter end	$476,282
Series B convertible preferred stock	$65,000
Debt on balance sheet date	$840,232
Joint venture partner’s share of consolidated debt	$(48,840)
Net working capital (see below)	$(168,647)
Total enterprise value (TEV)	$1,164,027

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$53.25
Market value of Ashford Inc. investment	$10,377

Cash and cash equivalents	$101,623
Restricted cash	31,733
Accounts receivable, net	12,594
Prepaid expenses	2,964
Investment in AIM REHE, LP	48,365
Due from affiliates, net	(5,782)
Due from third-party hotel managers, net	9,818
Market value of Ashford Inc. investment	10,377
Total current assets	$211,693

Accounts payable, net & accrued expenses	$39,607
Dividends payable	3,439
Total current liabilities	$43,046

Net working capital*	$168,647

* Includes the Company’s pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

Anticipated Capital Expenditures Calendar (a)

		2015				Proposed 2016
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Courtyard Seattle	250	x
Hilton La Jolla Torrey Pines	394			x
Renaissance Tampa	293			x
Courtyard San Francisco	405							x
Marriott Seattle Waterfront	358								x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2015-2016 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,312	$1,002	$(223)	$461	$1,757	$1,286	$1,486	$2,435	$779	$1,797	$1,032	$564	$13,688	$(19,796)	$(6,108)
Income from consolidated entities attributable to noncontrolling interest	(358)	(274)	—	—	—	—	—	—	—	—	—	—	(632)	(714)	(1,346)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	1,064	1,064
Net income (loss) attributable to the Company	954	728	(223)	461	1,757	1,286	1,486	2,435	779	1,797	1,032	564	13,056	(19,446)	(6,390)
Non-property adjustments	(21)	2	1	—	—	—	—	—	(1)	—	5	—	(14)	14	—
Interest Income	—	(2)	—	—	—	(1)	—	(3)	—	(2)	(1)	—	(9)	(4)	(13)
Interest expense	—	—	516	—	—	505	—	—	—	—	104	—	1,125	7,904	9,029
Amortization of loan cost	—	—	176	—	—	8	—	—	—	—	10	—	194	546	740
Depreciation and amortization	1,562	1,499	1,584	578	662	1,448	1,035	578	533	976	114	871	11,440	—	11,440
Income tax expense (benefit)	69	(196)	—	—	—	4	—	—	—	—	37	—	(86)	(22)	(108)
Non-Hotel EBITDA ownership expense	113	16	39	154	(35)	2	47	3	17	148	188	1	693	(693)	—
(Income) loss from consolidated entities attributable to noncontrolling interest	356	274	—	—	—	—	—	—	—	—	—	—	630	(630)	—
EBITDA including amounts attributable to consolidated noncontrolling interest	3,033	2,321	2,093	1,193	2,384	3,252	2,568	3,013	1,328	2,919	1,489	1,436	27,029	(12,331)	14,698
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(360)	(351)	—	—	—	—	—	—	—	—	—	—	(711)	(384)	(1,095)
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,064)	(1,064)
EBITDA attributable to the Company and OP unitholders	$2,673	$1,970	$2,093	$1,193	$2,384	$3,252	$2,568	$3,013	$1,328	$2,919	$1,301	$1,436	$26,318	$(13,779)	$12,539

Pre-acquisition Hotel EBITDA	—	—	—	—	—	—	—	—	—	—	(1)	—	(1)
Comparable Hotel EBITDA	$3,033	$2,321	$2,093	$1,193	$2,384	$3,252	$2,568	$3,013	$1,328	$2,919	$1,488	$1,436	$27,028

NOTES:

(1)  The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner.  The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2014
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,467	$543	$674	$—	$1,604	$984	$1,548	$2,575	$774	$1,528	$—	$673	$12,370	$(13,295)	$(925)
Income from consolidated entities attributable to noncontrolling interest	(394)	(159)	—	—	—	—	—	—	—	—	—	—	(553)	(1,291)	(1,844)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	717	717
Net income (loss) attributable to the Company	1,073	384	674	—	1,604	984	1,548	2,575	774	1,528	—	673	11,817	(13,869)	(2,052)
Non-property adjustments	(12)	1	(1)	—	—	—	1	—	(11)	1	—	(1)	(22)	22	—
Interest Income	2	(1)	—	—	—	—	(1)	(3)	—	(2)	—	(1)	(6)	(1)	(7)
Interest expense	—	—	502	—	—	512	—	—	—	—	—	—	1,014	8,358	9,372
Amortization of loan cost	—	—	166	—	—	8	—	—	—	—	—	—	174	326	500
Depreciation and amortization	1,813	1,474	1,557	—	622	1,463	1,002	558	496	986	—	579	10,550	—	10,550
Income tax expense	28	129	—	—	—	3	—	—	—	—	—	—	160	315	475
Non-Hotel EBITDA ownership expense	252	15	1	—	8	(4)	6	1	—	8	—	1	288	(288)	—
(Income) loss from consolidated entities attributable to noncontrolling interest	393	159	—	—	—	—	—	—	—	—	—	—	552	(552)	—
EBITDA including amounts attributable to consolidated noncontrolling interest	3,549	2,161	2,899	—	2,234	2,966	2,556	3,131	1,259	2,521	—	1,251	24,527	(5,689)	18,838
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(428)	(345)	—	—	—	—	—	—	—	—	—	—	(773)	(419)	(1,192)
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	(717)	(717)
EBITDA attributable to the Company and OP unitholders	$3,121	$1,816	$2,899	$—	$2,234	$2,966	$2,556	$3,131	$1,259	$2,521	$—	$1,251	$23,754	$(6,825)	$16,929

Pre-acquisition Hotel EBITDA (A)	—	—	—	902	—	—	—	—	—	—	378	—	1,280
Comparable Hotel EBITDA	$3,549	$2,161	$2,899	$902	$2,234	$2,966	$2,556	$3,131	$1,259	$2,521	$378	$1,251	$25,807

NOTES:

(1)    The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)    All pre-acquisition information was obtained from the prior owner.  The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

FOOTNOTES:

(A)   Pre-acquisition Hotel EBITDA amounts include immaterial adjustments to conform the Company’s 2014 actual amounts to the industry’s Uniform System of Accounts for the Lodging Industry Eleventh Revised Edition, which became effective January 1, 2015.

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
	RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
	(in thousands)
	(unaudited)

	Year Ended December 31, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$8,222	$6,684	$(714)	$1,358	$7,124	$4,691	$6,854	$11,415	$4,453	$10,441	$1,032	$2,820	$64,380	$(69,071)	$(4,691)
(Income) loss from consolidated entities attributable to noncontrolling interest	(2,173)	(1,766)	—	—	—	—	—	—	—	—	—	—	(3,939)	1,525	(2,414)
Net loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	393	393
Net income (loss) attributable to the Company	6,049	4,918	(714)	1,358	7,124	4,691	6,854	11,415	4,453	10,441	1,032	2,820	60,441	(67,153)	(6,712)
Non-property adjustments	(19)	—	(1)	1	—	—	—	1	(1)	(2)	4	1	(16)	16	—
Interest Income	(1)	(2)	—	—	—	(2)	(1)	(13)	—	(7)	—	(2)	(28)	(6)	(34)
Interest expense	—	—	2,022	—	—	2,013	—	—	—	—	104	—	4,139	31,115	35,254
Amortization of loan cost	—	—	698	—	—	32	—	—	—	—	10	—	740	1,835	2,575
Depreciation and amortization	6,524	5,819	6,296	1,177	2,629	5,761	4,109	2,278	2,091	4,004	114	3,022	43,824	—	43,824
Income tax expense (benefit)	69	(25)	—	—	—	16	—	—	—	—	37	—	97	166	263
Non-Hotel EBITDA ownership expense	502	45	59	255	(25)	7	125	7	18	204	188	14	1,399	(1,399)	—
(Income) loss from consolidated entities attributable to noncontrolling interest	2,173	1,766	—	—	—	—	—	—	—	—	—	—	3,939	(3,939)	—
EBITDA including amounts attributable to consolidated noncontrolling interest	15,297	12,521	8,360	2,791	9,728	12,518	11,087	13,688	6,561	14,640	1,489	5,855	114,535	(39,365)	75,170
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,513)	(1,360)	—	—	—	—	—	—	—	—	—	—	(2,873)	(1,521)	(4,394)
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	(393)	(393)
EBITDA attributable to the Company and OP unitholders	$13,784	$11,161	$8,360	$2,791	$9,728	$12,518	$11,087	$13,688	$6,561	$14,640	$1,489	$5,855	$111,662	$(41,279)	$70,383

Pre-acquisition Hotel EBITDA	—	—	—	1,054	—	—	—	—	—	—	7,667	—	8,721

Comparable Hotel EBITDA	$15,297	$12,521	$8,360	$3,845	$9,728	$12,518	$11,087	$13,688	$6,561	$14,640	$9,156	$5,855	$123,256

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
	HOTEL EBITDA BY LOAN POOL
	(in thousands)
	(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$8,360	$—	$—	$—	$—	$—	$—	$—	$—	$—	$8,360
Credit Agricole Pier House - 1 hotel	—	—	—	—	9,728	—	—	—	—	—	—	—	9,728
Wachovia Philly CY - 1 hotel	—	—	—	—	—	12,518	—	—	—	—	—	—	12,518
Wachovia 3 - 2 hotels	—	—	—	—	—	—	—	13,688	6,561	—	—	—	20,249
Wachovia 7 - 3 hotels	—	—	—	—	—	—	11,087	—	—	14,640	—	5,855	31,582
Column Financial - 1 hotel	—	—	—	3,845	—	—	—	—	—	—	—	—	3,845
Apollo - 1 hotel	—	—	—	—	—	—	—	—	—	—	9,156	—	9,156
Aareal - 2 hotels	15,297	12,521	—	—	—	—	—	—	—	—	—	—	27,818
Total	$15,297	$12,521	$8,360	$3,845	$9,728	$12,518	$11,087	$13,688	$6,561	$14,640	$9,156	$5,855	$123,256

NOTES:

(1)   The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)  All pre-acquisition information was obtained from the prior owner.  The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Year Ended December 31, 2014
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Water Tower	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$6,855	$4,454	$3,877	$—	$4,682	$3,489	$5,828	$10,857	$4,138	$9,092	$—	$3,398	$56,670	$(53,132)	$3,538
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,819)	(1,207)	—	—	—	—	—	—	—	—	—	—	(3,026)	1,923	(1,103)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	(496)	(496)
Net income (loss) attributable to the Company	5,036	3,247	3,877	—	4,682	3,489	5,828	10,857	4,138	9,092	—	3,398	53,644	(51,705)	1,939
Non-property adjustments	(11)	(1)	—	—	—	—	—	—	(11)	—	—	—	(23)	23	—
Interest Income	1	(2)	—	—	—	(1)	(3)	(8)	(1)	(6)	—	(3)	(23)	(3)	(26)
Interest expense	—	—	1,696	—	—	2,041	—	—	—	—	—	—	3,737	33,466	37,203
Amortization of loan cost	—	—	564	—	—	32	—	—	—	—	—	—	596	1,232	1,828
Depreciation and amortization	7,592	5,976	5,182	—	1,999	5,705	3,934	2,196	1,957	3,895	—	2,249	40,685	1	40,686
Income tax expense	51	483	—	—	—	15	—	—	—	—	—	—	549	548	1,097
Non-Hotel EBITDA ownership expense	695	32	15	—	20	31	117	20	126	35	—	5	1,096	(1,096)	—
(Income) loss from consolidated entities attributable to noncontrolling interest	1,819	1,207	—	—	—	—	—	—	—	—	—	—	3,026	(3,026)	—
EBITDA including amounts attributable to consolidated noncontrolling interest	15,183	10,942	11,334	—	6,701	11,312	9,876	13,065	6,209	13,016	—	5,649	103,287	(20,560)	82,727
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,794)	(1,400)	—	—	—	—	—	—	—	—	—	—	(3,194)	(1,842)	(5,036)
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	496	496
EBITDA attributable to the Company and OP unitholders	$13,389	$9,542	$11,334	$—	$6,701	$11,312	$9,876	$13,065	$6,209	$13,016	$—	$5,649	$100,093	$(21,906)	$78,187

Pre-acquisition Hotel EBITDA (A)	—	—	(428)	3,733	1,938	(1)	—	1	—	—	5,036	—	10,279

Comparable Hotel EBITDA	$15,183	$10,942	$10,906	$3,733	$8,639	$11,311	$9,876	$13,066	$6,209	$13,016	$5,036	$5,649	$113,566

NOTES:
(1)

The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates
(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa

FOOTNOTES:
(A)	Pre-acquisition Hotel EBITDA amounts include immaterial adjustments to conform the Company’s 2014 actual amounts to the industry’s Uniform System of Accounts for the Lodging Industry Eleventh Revised Edition, which became effective January 1, 2015.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	2015	2015	2015	2015	2015
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	TTM

Net income	$11,356	$22,022	$17,314	$13,688	$64,380
Income from consolidated entities attributable to noncontrolling interest	(830)	(1,778)	(699)	(632)	(3,939)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—
Net income attributable to the Company	10,526	20,244	16,615	13,056	60,441
Non-property adjustments	(1)	(1)	—	(14)	(16)
Interest income	(4)	(4)	(11)	(9)	(28)
Interest expense	993	1,005	1,016	1,125	4,139
Amortization of loan cost	181	182	183	194	740
Depreciation and amortization	10,517	10,559	11,308	11,440	43,824
Income tax expense (benefit)	71	102	10	(86)	97
Non-Hotel EBITDA ownership expense	409	36	261	693	1,399
Income from consolidated entities attributable to noncontrolling interest	831	1,779	699	630	3,939
Hotel EBITDA including amounts attributable to consolidated noncontrolling interest	23,523	33,902	30,081	27,029	114,535

Pre-acquisition Hotel EBITDA	4,491	3,457	774	(1)	8,721
Comparable Hotel EBITDA	$28,014	$37,359	$30,855	$27,028	$123,256

NOTES:

(1)

The above comparable information assumes the twelve hotel properties owned and included in the Company’s operations at December 31, 2015 were owned as of the beginning of each of the periods presented.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates
(b) Lease expense was adjusted to reflect additional expense from a below market rate ground lease on the Bardessono Hotel and Spa